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                                  EXHIBIT 23.1

                            CONSENT OF LEGAL COUNSEL

     We consent to the use in this Amendment No. 3 to Registration Statement of Muslim Media Network, Inc. on Form SB-2, of our opinion dated October 12, 2005, appearing in the Amendment No. 3 of the Registration Statement as an exhibit. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in the Prospectus, which is part of the Registration Statement.

                                        Driggers, Schultz & Herbst

                                        /s/ Driggers, Schultz & Herbst
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                                        October 12, 2005


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